                                                                    Exhibit 10.4

                     2006 IROBOT INCENTIVE COMPENSATION PLAN

METRICS AND HOW THE PLAN WORKS

The 2006 iRobot Incentive Compensation Plan (the "Plan" or "ICP") is funded when iRobot meets key metrics that demonstrate we have achieved our objectives. The summary below describes the metrics, the weightings for each metric and the funding formula.

The Company-wide metrics apply to incentives for all employees. The Home Robots and G&I metrics are used to determine employee incentives in those divisions, and Corporate metrics are used to determine employee incentives in the Corporate group.


                                  COMPANY-WIDE
                                       40%


                                       Funding Threshold &
     Weighting        Metric          Funding Formula below    100% Funding
                                            Objective          At Objective        Funding Formula above Objective

[REDACTED]%          Revenue         $[REDACTED] is the        $[REDACTED]         For every [REDACTED]% pt increase in
                                     funding threshold.                            revenue over threshold there is a
                                     Funding increases                             [REDACTED]% pt increase in funding
                                     ratably between                               until $[REDACTED] is attained
                                     $[REDACTED] and                               (funding is [REDACTED]%).  At
                                     $[REDACTED]                                   $[REDACTED] for every [REDACTED]% pt
                                                                                   increase in revenue, there is a
                                                                                   [REDACTED]% pt increase in funding.

[REDACTED]%          Sarbanes-       Discretionary based on    404 Certification   N/A
                     Oxley - 404     Board
                     Certification


                              HOME ROBOTS DIVISION
                                       60%


Weighting             Metric         Funding Threshold & Funding         100% Funding       Funding Formula above
                                       Formula below Objective           At Objective             Objective

[REDACTED]%           Gross profit    At [REDACTED]% gross profit,       [REDACTED]%        Funding will increase
                      % (1)           [REDACTED]% of the Funding                            ratably above [REDACTED]% up
                                      for this metric will be                               to [REDACTED]% or
                                      paid.  Funding increases ratably                      [REDACTED]% funding.
                                      between [REDACTED]% and
                                      [REDACTED]%

[REDACTED]%           Contribution    At $[REDACTED] contribution,       $[REDACTED]        Funding will increase
                      $ (2)           [REDACTED]% of the Funding                            ratably above $[REDACTED] to
                                      for this metric will be                               $[REDACTED] or [REDACTED]%
                                      paid. Funding increases ratably                       payout.
                                      between $[REDACTED] and
                                      $[REDACTED].

[REDACTED]%           Product         In 2006, [REDACTED]                                   NA
                      Quality

[REDACTED]%           Product         In 2006, [REDACTED]                                   NA
                      Development

[REDACTED]%           Invention       In 2006, [REDACTED]                                   NA


2006 Incentive Compensation Plan

                                  G&I DIVISION
                                       60%

Weighting           Metric            Funding Threshold &      100% Funding       Funding Formula above Objective
                                     Funding Formula below     At Objective
                                         Objective

[REDACTED]%         Total gross      At [REDACTED]% gross      [REDACTED]%         Funding will increase ratably above
                    profit (1)       profit, [REDACTED]% of                        [REDACTED]% up to [REDACTED]% or
                                     the Funding for this                          [REDACTED]% payout.
                                     metric will be paid.
                                     Funding increases
                                     ratably between
                                     [REDACTED]% and
                                     [REDACTED]%.

[REDACTED]%         Contribution     At $[REDACTED],           $[REDACTED]         Funding will increase ratably above
                    (2)              [REDACTED]% of the                            $[REDACTED] to $[REDACTED] or
                                     funding for this metric                       [REDACTED]% payout.
                                     will be paid.  Funding
                                     increases ratably
                                     between $[REDACTED] and
                                     $[REDACTED].

[REDACTED]%         Product Quality  In 2006, [REDACTED]                           NA

[REDACTED]%         Product          In 2006, [REDACTED]                           NA
                    Development

[REDACTED]%         Invention        In 2006, [REDACTED]                           NA

                                 CORPORATE GROUP
                                       60%

Weighting           Metric              Funding Threshold &     100% Funding        Funding Formula above Objective
                                      Funding Formula below     At Objective
                                             Objective

[REDACTED]%         Gross profit %    Divisional funding is     Divisional          Divisional funding is based on
                    (1)               based on the average      funding is based    the average funding of the Home
                                      funding of the Home       on the average      Robots and G&I divisions.
                                      Robots and G&I            funding of the
                                      divisions.                Home Robots and
                                                                G&I divisions.

[REDACTED]%         Operating         At                        $[REDACTED]         Funding will increase ratably
                    Margin $ (3)      $[REDACTED]contribution,                      above $[REDACTED] to $[REDACTED]
                                      [REDACTED]% of the                            or [REDACTED]% payout.
                                      funding for this metric
                                      will be paid. Funding
                                      increases ratably
                                      between $[REDACTED] and
                                      $[REDACTED].

[REDACTED]%         Expense Control   At $[REDACTED],           $[REDACTED]         NA
                                      [REDACTED]% of the
                                      funding for this metric
                                      will paid; between
                                      $[REDACTED] and
                                      $[REDACTED] funding
                                      will increase ratably

2006 Incentive Compensation Plan
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
(1) Gross profit % is defined as total revenue less total cost of revenues including product cost, contract cost and overhead as a percent of revenue.
(2) Contribution is defined as division gross profit dollars less total division operating expenses.
(3) Operating margin dollars is defined as gross profit less operating expenses, before interest income, stock based compensation expense and income taxes.


PLAN ADMINISTRATION

Eligibility - Regular, full-time iRobot employees hired before September 30, 2006, are eligible to participate in the 2006 Incentive Compensation Plan.

Regular Pay - Awards are calculated using regular pay (base salary for exempt employees or hourly rate x forty hours for nonexempt employees) earned during the year.

Hires in 2006 - Employees hired during 2006 fiscal year (on or before September 30, 2006) will receive awards calculated using their regular pay earned during the year. Employees hired on or after October 1, 2006, are not eligible for a 2006 award.

Leaves of Absence - Employees who have taken a leave of absence during the year will receive awards calculated using their regular pay earned during the year.

Transfers between Divisions - All employees have been assigned to a division and the divisional portion of the award is calculated based on that assignment. If an employee transfers between divisions during the year, their bonus will be handled on a case-by-case basis.

Award Payout - Awards are paid in March 2007, and you must be an active iRobot employee in good standing on the date of the incentive payout to receive an award.

The Incentive Compensation Plan and its funding are subject to approval by the Board of Directors. All decisions regarding administration of the Plan, with the exception of those applying to Top Management, are at the sole discretion of the Company's Top Management.

iRobot reserves the right in its absolute discretion to abolish the Plan at any time or to alter the terms and conditions under which incentive compensation will be paid. Such discretion may be exercised any time during 2006 or in 2007 prior to payment of incentive compensation. No participant shall have any vested right to receive any compensation hereunder until actual delivery of such compensation.

SPECIAL PROVISION APPLYING TO TOP MANAGEMENT

ICP bonuses to the Top Management employees (CEO, Chairman, CFO, EVP Home Robots, EVP G&I Robots, General Counsel, and VP HR) and the CTO are contingent on the Company achieving a FY06 EPS of $[REDACTED]; to the extent that ICP bonuses to the top management employees and the CTO would reduce the Company's FY06 EPS below $[REDACTED], those ICP bonuses shall be reduced accordingly.

2006 Incentive Compensation Plan
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